3Q TWENTY26 INVESTOR PRESENTATION ORIGIN BANCORP, INC.

2 FORWARD-LOOKING STATEMENTS AND NON-GAAP MEASURES This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin Bancorp, Inc’s (“Origin”, “we”, “our” or the “Company”) future financial performance, business and growth strategies, projected plans and objectives, and any expected purchases of its outstanding common stock, and related transactions and other projections based on macroeconomic and industry trends, including changes to interest rates by the Federal Reserve and the resulting impact on Origin’s results of operations, estimated forbearance amounts and expectations regarding the Company’s liquidity, including in connection with advances obtained from the FHLB, which are all subject to change and may be inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such changes may be material. Such forward-looking statements are based on various facts and derived utilizing important assumptions and current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin’s control. Statements or statistics preceded by, followed by or that otherwise include the words “assumes,” “anticipates,” “believes,” “estimates,” “expects,” “foresees,” “intends,” “plans,” “projects,” and similar expressions or future or conditional verbs such as “could,” “may,” “might,” “should,” “will,” and “would” and variations of such terms are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect Origin’s future results and cause actual results to differ materially from those expressed in the forward- looking statements include, but are not limited to: (1) the impact of current and future economic conditions generally and in the financial services industry, nationally and within Origin’s primary market areas, including the impact of tariffs, as well as the financial stress on borrowers and changes to customer and client behavior as a result of the foregoing; (2) changes in benchmark interest rates and the resulting impacts on net interest income; (3) deterioration of Origin’s asset quality; (4) factors that can impact the performance of Origin’s loan portfolio, including real estate values and liquidity in Origin’s primary market areas; (5) the financial health of Origin’s commercial borrowers and the success of construction projects that Origin finances; (6) changes in the value of collateral securing Origin’s loans; (7) the impact of generative artificial intelligence; (8) Origin’s ability to anticipate interest rate changes and manage interest rate risk; (9) the impact of heightened regulatory requirements, reduced debit interchange and overdraft income and the possibility of facing related adverse business consequences if our total assets grow in excess of $10 billion as of December 31 of any calendar year; (10) the effectiveness of Origin’s risk management framework and quantitative models; (11) Origin’s inability to receive dividends from Origin Bank and to service debt, pay dividends to Origin’s common shareholders, repurchase Origin’s shares of common stock and satisfy obligations as they become due; (12) the impact of labor pressures; (13) changes in Origin’s operation or expansion strategy or Origin’s ability to prudently manage its growth and execute its strategy; (14) changes in management personnel; (15) Origin’s ability to maintain important customer relationships, reputation or otherwise avoid liquidity risks; (16) increasing costs as Origin grows deposits; (17) operational risks associated with Origin’s business; (18) significant turbulence or a disruption in the capital or financial markets and the effect of market disruption and interest rate volatility on our investment securities; (19) increased competition in the financial services industry, particularly from regional and national institutions, as well as from fintech companies; (20) compliance with governmental and regulatory requirements and changes in laws, rules, regulations, interpretations or policies relating to financial institutions; (21) periodic changes to the extensive body of accounting rules and best practices; (22) further government intervention in the U.S. financial system; (23) a deterioration of the credit rating for U.S. long-term sovereign debt; (24) Origin’s ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; (25) natural disasters and other adverse weather events, pandemics, acts of terrorism, war, and other matters beyond Origin’s control; (26) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; (27) fraud or misconduct by internal or external actors (including Origin employees); (28) cybersecurity threats or security breaches and the cost of defending against them; (29) Origin’s ability to maintain adequate internal controls over financial and non-financial reporting; and (30) potential claims, damages, penalties, fines, costs and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions. For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to the sections titled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Origin’s most recent and future Annual Reports on Form 10-K filed with the Securities and Exchange Commission and any updates to those sections set forth in Origin’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin’s underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Origin to predict those events or how they may affect Origin. In addition, Origin cannot assess the impact of each factor on Origin’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Origin or persons acting on Origin’s behalf may issue. Annualized, pro forma, adjusted, projected, and estimated numbers are used for illustrative purposes only, are not forecasts, and may not reflect actual results. This presentation contains projected financial information with respect to Origin, including with respect to certain goals and strategic initiatives of Origin and the anticipated benefits thereof. This projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to significant business, economic (including interest rate), competitive, and other risks and uncertainties. Actual results may differ materially from the results contemplated by the projected financial information contained herein and the inclusion of such projected financial information in this presentation should not be regarded as a representation by any person that such actions will be taken or accomplished or that the results reflected in such projected financial information with respect thereto will be achieved. Origin reports its results in accordance with generally accepted accounting principles in the United States ("GAAP"). However, management believes that certain supplemental non-GAAP financial measures may provide meaningful information to investors that is useful in understanding Origin's results of operations and underlying trends in its business. These non-GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Origin's reported results prepared in accordance with GAAP. The following are the non-GAAP measures used in this presentation: Pre-tax, pre- provision (“PTPP”) earnings, PTPP ROAA, return on average tangible common equity (“ROATCE”), tangible book value per common share, and tangible common equity to tangible assets. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. ORIGIN BANCORP, INC. _______

ORIGIN BANCORP, INC. _______ LOUISIANA Entry: 1912 Loans: $1,521 Deposits: $3,396 DOLLARS IN MILLIONS, UNAUDITED (1) (2) 3 DEPOSITS & LOANS BY STATE Note: All financial information is as of September 30, 2026. Map location counts include full service branches only as of filing date. Please see slide 31 for all footnote references included above. MISSISSIPPI Entry: 2010 Loans: $552 Deposits: $577 8% 10% 39% 20% 53% 70% Loans (2)Deposits (1) ICS ICS TEXAS Dallas/Fort Worth Houston East Texas Entry: 2008 Entry: 2013 Entry: 2022 Loans: $2,533 Loans: $2,436 Loans: $416 Deposits: $1,807 Deposits: $1,840 Deposits: $935 Total Texas Loans: $5,385 Total Texas Deposits: $4,582 SOUTHEAST (AL/FL) Entry: 2024 Loans: $196 Deposits: $122 11 11 9 17 6 1 BEST BANKS TO WORK FOR IN AMERICA 13 CONSECUTIVE YEARS * Commercial Team Hired in 2Q26. * 2

OPTIMIZE ORIGIN

TO DELIVER ELITE LEVEL FINANCIAL PERFORMANCE

PRODUCTIVITY, DELIVERY & EFFICIENCY

BALANCE SHEET OPTIMIZATION

CULTURE & EMPLOYEE ENGAGEMENT

UPDATED FINANCIAL OUTLOOK

ULTIMATE TARGET
TOP QUARTILE ROAA

	4Q26	2026
Loan Growth - ex Warehouse (Yr/Yr)	High-Single Digits	High-Single Digits
Deposit Growth (Yr/Yr)	Mid to High-Single Digits	Mid to High-Single Digits
NIM*	4.00% +/- 5 BPS	3.85% +/- 5 BPS
NII* Growth (Yr/Yr)	Low-Double Digits	Low-Double Digits
Noninterest Income Growth (Yr/Yr)(3)	Flat to slightly down	Low-Single Digits
Noninterest Expense Growth (Yr/Yr)(3)	Mid-Single Digits	Mid-Single Digits
PTPP ROAA	> 1.85%	> 1.75%
Tax rate	~ 21.5%	~ 21.5%

* NIM and NII outlook assumes one 25 BPS hike in December 2026.

Please see slide 31 for all footnote references included above.

4

ORIGIN STRATEGICALLY INVESTS IN TEXAS & SOUTHEAST[4]

THE MOST DYNAMIC GROWTH MARKETS IN THE COUNTRY

STRONG NET MIGRATION INTO OUR MARKETS



MIDWEST
-512,765
NORTHEAST
-1,504,304
WEST
-1,140,456
SOUTH
+3,157,525

Net Domestic Migration from April 1, 2020 to July 1, 2025

TEXAS

- 8th largest economy in the world
- Texas gained 159,400 nonfarm jobs from August 2025 to August 2026 outpacing the annual job growth rate for the U.S. as a whole.
- Home to 57 Fortune 500 company headquarters
- Texas boasts the 2nd largest civilian workforce in the U.S. with over 15 million workers.
- Texas is the leading destination for corporate relocation and expansion projects.
- Texas is home to 3.5 million small businesses and hundreds of publicly traded companies.
- Texas continues to lead the nation in high-tech exports and produces 11% of all U.S. manufactured goods.

ALABAMA & FLORIDA PANHANDLE

- **Alabama**: Record 2025 announcements: $14.6 billion in investment, 234 projects and 9,300+ new job commitments.
- **Greater Birmingham**: 222 announced projects since 2018, representing nearly $5 billion in investment and 13,000+ jobs.
- **South Alabama**: Baldwin County population grew 15.5% (2020–2025); Mobile County real GDP grew 9.2% (2022–2024).
- **Florida Panhandle**: Five coastal counties from Pensacola to Panama City posted 18%–41% real GDP growth, versus 13% nationwide (2019–2024).

Please see slide 31 for all footnote references included above.

5

6 ORIGIN BANCORP, INC. _______

7 ORIGIN BANCORP, INC. _______ CATEGORY AUGUST 2024 SEPTEMBER 2026 FINANCIAL INDUSTRY BENCHMARK GLOBAL TOP 10% BENCHMARK CULTURE 90 90 N/A 82 ENGAGEMENT 88 90 77 82 EMPLOYEE SATISFACTION 86 88 76 81 RECOMMEND 90 91 77 82 This most recent Glint survey gave Origin our highest scores ever for the categories of Culture, Engagement, Employee Satisfaction, and Willingness to Recommend. OPTIMIZE ORIGIN & CULTURE GLINT RESULTS .......................................................................................................................................

PERFORMANCE HIGHLIGHTS AT-A-GLANCE - THIRD QUARTER 2026

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS
UNAUDITED

	Key Performance Metrics	3Q26	2Q26
Balance Sheet	Total Loans Held for Investment ("LHFI")	$ 8,094,172	$ 8,073,577
	Total Assets	10,105,114	10,276,930
	Total Deposits	8,673,174	8,703,251
Income Statement	Net Income	$ 37,778	$ 33,846
	Pre-Tax, Pre-Provision ("PTPP") Earnings[(5)]	50,731	43,181
	Diluted Earnings Per Share ("EPS")	1.22	1.09
Selected Ratios	Fully Tax-Equivalent Net Interest Margin ("NIM-FTE")	3.94 %	3.92 %
	Return on Average Assets (annualized) ("ROAA")	1.47	1.35
	PTPP ROAA (annualized)[(5)]	1.97	1.73
	Return on Average Shareholders' Equity (annualized) ("ROAE")	11.64	10.64
	Return on Average Tangible Common Equity (annualized) ("ROATCE")[(5)]	13.27	12.17
	Book Value per Common Share	$ 41.29	$ 41.52
	Tangible Book Value per Common Share[(5)]	36.14	36.37
	Common Equity to Total Assets	12.51 %	12.47 %
	Tangible Common Equity to Tangible Assets[(5)]	11.12	11.09
	Efficiency Ratio	55.19	59.87
	Allowance for Loan Credit Losses ("ALCL") to Total Loans Held for Investment	1.22	1.22

Please see slide 31 for all footnote references included above.

3Q26 Key Highlights

- The Company continued to deliver strong performance, and in some cases record performance, across numerous key financial metrics.
- Net income was $37.8 million for 3Q26, reflecting an increase of $3.9 million, or 11.6%, compared to 2Q26.
- NIM-FTE increased two basis points to 3.94% for 3Q26, compared to 2Q26.
- Annualized ROAA was 1.47% for 3Q26, reflecting an increase of 12 basis points, compared to 2Q26.
- Total LHFI were $8.09 billion at 3Q26, reflecting an increase of $20.6 million, or 0.3%, compared to 2Q26. LHFI, excluding mortgage warehouse lines of credit, were $7.65 billion at 3Q26, reflecting an increase of $170.6 million, or 2.3%, compared to 2Q26.
- During 3Q26, we repurchased 272,927 shares of our common stock at an average price of $54.21 per share including commissions and applicable excise taxes. At 3Q26, $106.8 million remains available for share repurchases under the share repurchase program.
- The Company transferred its common stock listing from the NYSE to the TXSE, effective October 13, 2026, as one of TXSE's founding members.
- In October 2026, the Board increased the quarterly dividend to $0.28 per share from $0.25. Combined with the $0.10 per share increase approved in April 2026, the quarterly dividend has increased from $0.15 to $0.28 per share, or 87%, reflecting our strong balance sheet and durable earnings.

ORIGIN BANCORP, INC.
8

ORIGIN BANCORP, INC. _______ TRENDING KEY MEASURES UNAUDITED Diluted EPS ($)Net Income ($) Total Deposits ($) 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 7,654 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 DOLLARS IN THOUSANDS 9 Total Loans Held for Investment ($) DOLLARS IN MILLIONS 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 DOLLARS IN MILLIONS DOLLARS IN MILLIONS Please see slide 31 for all footnote references included above. CAGR 3.6% CAGR 3.2% CAGR 3.0% 7,776 29,478 37,778 Efficiency Ratio (%) 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 36.14 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 Tangible Book Value per Common Share(5) ($) (Non-GAAP) 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 Return on Average Assets (%) CAGR 10.2% 1.22 8,094 3.94 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 NIM - FTE (%) 3.81 1.47 1.23 6,805 7,090 8,6730.95 Loans Held for Investment excl. Mortgage Warehouse Lines of Credit ($) 25.09 58.32 55.19

ORIGIN BANCORP, INC. _______ 148 10,105 1997 2002 2007 2012 2017 2022 3Q26 DELIVERING SHAREHOLDER VALUE DOLLARS IN MILLIONS Total Assets ($) Core Deposits(6) ($) 3,011 8,284 2017 2018 2019 2020 2021 2022 2023 2024 2025 3Q26 CAGR 15.8% CAGR 12.3% 10 2,718 2,466 Origin Bancorp, Inc. Cumulative Return (OBK) ($) KBW Nasdaq Bank Total Return Index (BKXTR) ($) 12 /3 1/ 96 12 /3 1/ 01 12 /3 1/ 06 12 /3 1/ 11 12 /3 1/ 16 12 /3 1/ 21 09 /3 0/ 26 0 500 1,000 1,500 2,000 2,500 3,000 Total Shareholder Return(7) ($) IPO May 2018 Please see slide 31 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED Tangible Book Value per Common Share(5) ($) 18.74 36.14 2017 2018 2019 2020 2021 2022 2023 2024 2025 3Q26 CAGR 7.8% 12 /3 1/ 25 148 9,725 10,105 1997 2001 2005 2009 2013 2017 2021 2025 3Q26 DOLLARS IN MILLIONS Total Assets ($) CAGR 15.8% 148 10,105 1997 2001 2005 2009 2013 2017 2021 2025 DOLLARS IN MILLIONS Total Assets ($) CAGR 15.8% 169 156 Origin Bancorp, Inc. Cumulative Return (OBK) ($) NASDAQ OMX ABA Community Bank Total Rtn (ABQX) $ 05 /0 8/ 18 12 /3 1/ 18 12 /3 1/ 19 12 /3 1/ 20 12 /3 1/ 21 12 /3 1/ 22 12 /3 1/ 23 12 /3 1/ 24 12 /3 1/ 25 06 /3 0/ 26 100 150 Total Shareholder Return(7) ($) IPO 169 216 Origin Bancorp, Inc. Cumulative Return (OBK) ($) KBW Nasdaq Bank Total Return Index (BKXTR) ($) 05 /0 8/ 18 12 /3 1/ 18 12 /3 1/ 19 12 /3 1/ 20 12 /3 1/ 21 12 /3 1/ 22 12 /3 1/ 23 12 /3 1/ 24 12 /3 1/ 25 06 /3 0/ 26 100 200 IPO Total Shareholder Return(7) ($)

ORIGIN BANCORP, INC. _______ 11 1,152 1,218 1,311 1,741 1,956 2,247 2,620 4,747 5,276 5,250 5,035 5,385 DFW Houston East Texas 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 3Q26 Deposit Trends by Texas Market(10)(11) ($) Loan Trends by Texas Market(2)(9) ($) TEXAS GROWTH STORY Texas Franchise Highlights DOLLARS IN MILLIONS • 31 locations throughout 11 counties including the 4th and 5th largest MSAs in the United States.(8) • Texas franchise represents 70% of LHFI(2) and 53% of deposits(1) at September 30, 2026. 1,128 1,114 1,171 1,395 1,854 2,574 3,132 4,261 4,172 4,524 4,313 4,582 DFW Houston East Texas 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 3Q26 Please see slide 31 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED CAGR 13.9% CAGR 15.4%

ORIGIN BANCORP, INC. _______ 209 121 57 (32) 67 21 91 78 (19) (150) 2Q26 vs 1Q26 3Q26 vs 2Q26 Total Loans Held for Investment Commercial Real Estate Construction/Land/Land Development Commercial and Industrial Mortgage Warehouse Lines of Credits LOAN GROWTH 6,805 7,331 7,225 7,142 7,654 5,593 7,142 7,654 1,212 Origin Acquired 2022 2023 2024 2025 3Q26 0 2,000 4,000 6,000 DOLLARS IN MILLIONS IDT Loans Held for Investment Growth excluding Mortgage Warehouse Lines of Credit ($) 2,894 3,013 2,979 2,994 3,238 2,267 2,994 3,238 627 Origin Acquired 2022 2023 2024 2025 3Q26 0 1,000 2,000 3,000 Loans Held for Investment Change ($) Please see slide 31 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED Commercial and Industrial and Owner-Occupied Commercial Real Estate Growth ($) 12 DOLLARS IN MILLIONS

WELL DIVERSIFIED LOAN PORTFOLIO[12]

UNAUDITED

Loan Composition at September 30, 2026: $8,094 million



Single-Family Residential Real Estate & Consumer
18%
Commercial & Industrial ("C&I") 26%
Multifamily Residential Real Estate
7%
Construction/Land/Land Development ("C&D")
10 %
Non-Owner-Occupied CRE 20%
14%
5%
Owner-Occupied Commercial Real Estate ("CRE")
Mortgage Warehouse Lines of Credit
C&I, Owner-Occupied CRE, Mortgage Warehouse Lines of Credit: 45%
Non-Owner-Occupied CRE, C&D, Multi-Family: 37%

C&I, Owner-Occupied CRE & Mtg. Warehouse LOC: $3,678 million



Finance & Insurance: 8%
Real Estate & Construction: 7%
Mortgage Warehouse LOC: 5%
Energy: 3%
Transportation Services: 3%
Retail Shopping: 3%
Banks : 2%
Healthcare: 2%
Restaurants: 2%
Consumer Services: 1%
Professional Services: 1%
Retail Dealers: 1%
Entertainment & Recreation: 1%
Auto-Related: 1%
Misc. : 5%

Loan Portfolio Details ($)

(Dollars in thousands)	3Q26	2Q26	1Q26	4Q25	3Q25
Commercial and Industrial	2,122,572	2,141,623	2,173,126	1,989,218	1,919,782
Owner-Occupied Commercial Real Estate	1,115,338	1,048,534	999,440	1,004,801	986,859
Mortgage Warehouse Lines of Credit	439,677	589,706	522,290	528,781	472,968
Total Commercial	3,677,587	3,779,863	3,694,856	3,522,800	3,379,609
Non-Owner-Occupied Commercial Real Estate	1,607,135	1,583,170	1,511,138	1,519,104	1,520,020
Construction/Land/Land Development	776,682	698,610	641,273	611,220	615,778
Multifamily Residential Real Estate	577,102	568,445	555,527	553,149	540,601
Single-Family Residential Real Estate	1,437,148	1,425,285	1,442,792	1,444,611	1,460,696
Consumer Loans	18,518	18,204	18,635	20,033	20,395
Total Loans Held for Investment	8,094,172	8,073,577	7,864,221	7,670,917	7,537,099

Please see slide 31 for all footnote references included above.

Non-Owner-Occupied CRE, C&D and Multi-Family: $2,961 million



Misc. : 2%
Finance & Insurance: 1%
Auto-Related: 1%
Restaurants: 1%
Hotels: 1%
Multifamily under Construction: 2%
Healthcare: 2%
Office Building: 5%
Retail Shopping: 6%
Multifamily Residential Real Estate: 7%
Real Estate & Construction: 9%

13
ORIGIN BANCORP, INC.

ORIGIN BANCORP, INC. _______ 1.84 1.93 1.97 1.79 1.84 1.65 0.17 0.15 0.02 0.13 Classified Assets / Loans & OREO Net Charge-Offs / Average LHFI (annualized) 3Q25 4Q25 1Q26 2Q26 3Q26 1.18 1.07 1.12 0.98 0.93 0.10 0.19 0.22 0.06 0.13 Nonperforming Assets / Loans & OREO Past due 30 to 89 days and still accruing / LHFI 3Q25 4Q25 1Q26 2Q26 3Q26 14 CREDIT QUALITY Asset Quality Trends (%) Allowance for Loan Credit Losses 96,259 96,782 99,015 98,188 98,378 1.28 1.26 1.26 1.22 1.22 1.35 1.34 1.34 1.30 1.27 ALCL as a percentage of LHFI, excl. mtg. warehouse LOC (%) ALCL as a percentage of LHFI (%) ALCL ($) 3Q25 4Q25 1Q26 2Q26 3Q26 DOLLARS IN THOUSANDS (13) Please see slide 31 for all footnote references included above. UNAUDITED 18,981 (123) (3,858) (8,605) 2Q26 Downgrades OREO net transactions Charge-offs Payments 3Q26 88,859 81,878 88,273 79,281 75,102 Total NPA ($) 3Q25 4Q25 1Q26 2Q26 3Q26 Nonperforming Asset Trends ($) • Provision expense for loan credit loss for 3Q26 was $2.9 million, compared to provision benefit for loan credit loss of $373,000 in 2Q26. • Nonperforming assets decreased $4.2 million from 2Q26 and, as a percentage of total loans and OREO, improved to 0.93% from 1.18% at 3Q25, representing the lowest level on a percentage basis over the past 5 quarters. • Past due 30 to 89 days and still accruing were $10.3 million at 3Q26, up $5.1 million from $5.2 million at 2Q26. • Net charge-offs for 3Q26 were $2.7 million, up from $454,000 for 2Q26, and represent an annualized charge-off rate of 0.13%.

ORIGIN BANCORP, INC. _______ 15 SELECTED SECTORS - KEY PORTFOLIO METRICS September 30, 2026 Non-Owner-Occupied Commercial Real Estate & C&D Office Multifamily Residential Real Estate + Under Construction Hotel Retail Shopping Outstanding Loan Balance $ 387,149 $ 710,866 $ 113,650 $ 747,986 % of Loans Held for Investment 4.78% 8.78 1.40% 9.24 % Avg. Loan Size $ 2,450 $ 4,109 $ 4,546 $ 1,838 Weighted Avg. Loan- to-Value 55.02% 56.92% 50.05% 62.10 % Past Due 30 to 89 Days and Still Accruing Loans/Loans — — — 0.02 Classified Loans / Loans 0.04 2.11 — 0.50 Nonperforming Loans / Loans 0.04 — — — Net Charge-offs / Avg. Loans 0.07 — — — Allowance for Loan Credit Losses / Loans 0.71 1.23 0.78 0.67 DOLLARS IN THOUSANDS, UNAUDITED

ORIGIN BANCORP, INC. _______ Treasury/Agency: 1% MBS: 39% CMO: 30% Municipal: 26% Corporate: 4% 1,128 1,201 1,201 1,178 1,165 3.62 3.46 3.46 3.59 3.57 Total Securities ($) Yield (%) 3Q25 4Q25 1Q26 2Q26 3Q26 Investment Securities Average Balance and Yield INVESTMENT SECURITIES DOLLARS IN MILLIONS • Total securities portfolio weighted average effective duration was 4.65 years at September 30, 2026, compared to 4.08 years at June 30, 2026. • Expected principal cash flows from investments with no rate changes: • 2026: $27.9 million • 2027: $110.1 million • 2028: $110.9 million 16 (61.2) (54.1) (60.8) (60.8) (96.4) 3Q25 4Q25 1Q26 2Q26 3Q26 Accumulated Other Comprehensive Loss(14) ($) Investment Securities (AFS + HTM) at September 30, 2026 Please see slide 31 for all footnote references included above. $1.14B DOLLARS IN MILLIONS UNAUDITED

LOANS & SECURITIES- REPRICING OR MATURITY

UNAUDITED

Total Loans at September 30, 2026

(Dollars in thousands)	Repricing or Maturity Term: 1 Year or less	> 1 to 3 Years	> 3 to 5 Years	> 5 to 10 Years	> 10 Years	Total	Rate Structure: Floating Rate[15]	Variable Rate[15]	Fixed Rate
Commercial and Industrial	$ 1,720,617	$ 209,709	$ 132,008	$ 60,238	$ —	$ 2,122,572	$ 1,644,035	$ 1,047	$ 477,490
Owner-Occupied Commercial Real Estate	598,196	161,033	236,531	119,578	—	1,115,338	438,013	2,959	674,366
Mortgage Warehouse Lines of Credit	439,677	—	—	—	—	439,677	439,677	—	—
Total Commercial	2,758,490	370,742	368,539	179,816	—	3,677,587	2,521,725	4,006	1,151,856
Non-Owner-Occupied Commercial Real Estate	1,087,072	228,214	241,943	49,906	—	1,607,135	727,188	2,283	877,664
Construction/Land/Land Development	596,262	80,112	72,210	27,901	197	776,682	512,206	4,432	260,044
Multifamily Residential Real Estate	433,154	74,629	58,384	7,755	3,180	577,102	335,808	—	241,294
Single-Family Residential Real Estate	434,286	312,113	348,007	151,024	191,718	1,437,148	252,294	669,868	514,986
Consumer	9,932	6,332	1,818	345	91	18,518	4,702	21	13,795
Total Loans Held for Investment	$ 5,319,196	$ 1,072,142	$ 1,090,901	$ 416,747	$ 195,186	$ 8,094,172	$ 4,353,923	$ 680,610	$ 3,059,639
% of Total	67 %	13 %	13 %	5 %	2 %	100 %	54 %	8 %	38 %
Weighted Average Coupon Rate	6.20	5.84	6.16	4.74	5.64	6.06	6.48	4.94	5.70

AFS & HTM Securities at September 30, 2026

(Dollars in thousands)	Maturity & Projected Principal Cashflow: 1 Year or less	> 1 to 3 Years	> 3 to 5 Years	> 5 to 10 Years	> 10 Years	Total
Projected Cash Flow	$ 109,490	$ 217,736	$ 234,321	$ 461,969	$ 235,145	$ 1,258,661
% of Total	9 %	17 %	19 %	36 %	19 %	100 %

Please see slide 31 for all footnote references included above.

ORIGIN BANCORP, INC. 17

ORIGIN BANCORP, INC. _______ Finance & Insurance: 11% Real Estate Rental & Leasing: 7% Other Business Deposits <2%: 7% Professional, Scientific, & Technical Svcs: 6% Construction: 5% Manufacturing: 4% Mgmt of Companies & Enterprises: 4% Affiliate: 3% Other Svcs (except Public Administration): 3%Health Care & Social Assistance: 2% Mining: 2% Utilities: 2% Misc: 5% Consumer 30% Public Funds: 9% 26% 26% 7% 35% 4% 2% 18 DEPOSIT DETAIL (Dollars in thousands) 3Q26 2Q26 1Q26 4Q25 3Q25 QoQ % Δ Total Deposits $ 8,673,174 $ 8,486,568 $ 8,510,842 $ 8,505,464 $ 8,251,125 2.2 % FDIC Insured (3,464,116) (3,464,116) (3,442,636) (3,447,538) (3,425,268) — FDIC Insured Reciprocal (1,093,952) (1,093,952) (799,221) (801,145) (801,699) — FDIC Insured Brokered Deposits (431,609) (431,609) (636,814) (597,110) (444,989) — Total Estimated FDIC Uninsured Deposits 3,683,497 3,496,891 3,632,171 3,659,671 3,579,169 5.3 Collateralized Public Funds (714,431) (714,431) (771,419) (836,150) (849,603) — Uninsured/ Uncollateralized Deposits ($) $ 2,969,066 $ 2,782,460 $ 2,860,752 $ 2,823,521 $ 2,729,566 6.7 Uninsured/ Uncollateralized Deposits (%) 34.2% 32.8% 33.6% 33.2% 33.1 % Deposit Detail Deposit Concentration(1) at September 30, 2026: $8,673 million Deposit Composition at September 30, 2026: $8,673 million MississippiLouisiana Texas- DFW TX- East TexasTexas- Houston Please see slide 31 for all footnote references included above. UNAUDITED Southeast 14% 17% 18% 41% 9% 1% (Dollars in thousands) 3Q26 2Q26 1Q26 4Q25 3Q25 QoQ % Δ Total Deposits $ 8,673,174 $ 8,703,251 $ 8,756,268 $ 8,307,247 $ 8,331,830 (0.3) % FDIC Insured (3,480,594) (3,454,490) (3,490,869) (3,465,133) (3,407,017) 0.8 FDIC Insured Reciprocal (1,166,408) (1,057,908) (1,277,061) (915,033) (1,056,176) 10.3 Total Estimated FDIC Uninsured Deposits 4,026,172 4,190,853 3,988,338 3,927,081 3,868,637 (3.9) Collateralized Public Funds (671,666) (737,366) (840,360) (860,049) (690,933) (8.9) Other Collateralized Fund — (25,000) — — — (100.0) Uninsured/ Uncollateralized Deposits ($) $ 3,354,506 $ 3,428,487 $ 3,147,978 $ 3,067,032 $ 3,177,704 (2.2) Uninsured/ Uncollateralized Deposits (%) 38.7% 39.4% 36.0% 36.9% 38.1 % Deposit Detail 4% 1% 14% 66% 14% 1% (30) 76 11 (1) (32) (84) Total Deposits Money Market Time Deposits (Non- Brokered) Savings Interest-Bearing Demand Noninterest-Bearing Deposit Deposit Change Compared to Linked Quarter ($) DOLLARS IN MILLIONS, PERIOD END BALANCES Customer Deposits +(1)MM Commercial: 61% Commercial: 61% Consumer: 30% Public Funds: 9% 76 11 (1) (30) (32) (84) Money Market Time Deposits (Non- Brokered) Savings Total Deposits Interest- Bearing Demand Noninterest- Bearing Deposit Deposit Change Compared to Linked Quarter ($) DOLLARS IN MILLIONS, PERIOD END BALANCES

ORIGIN BANCORP, INC. _______ 3.37 3.30 3.08 2.93 3.05 3.20 2.90 2.66 2.64 2.68 2.46 2.20 2.05 1.99 2.01 Time Deposits Total Interest-Bearing Deposits Total Deposits 3Q25 4Q25 1Q26 2Q26 3Q26 19 8,232 8,372 8,647 8,463 8,684 5,511 5,557 5,857 5,617 5,760 1,901 2,002 1,978 2,080 2,160 820 813 812 766 764 Savings, Money Market and Interest-Bearing Demand Noninterest-Bearing Time Deposits 3Q25 4Q25 1Q26 2Q26 3Q26 Average Deposits ($) DEPOSIT TRENDS IDT DOLLARS IN MILLIONS UNAUDITED Deposit Cost Trends (QTD Annualized) (%) Time Deposit Repricing Schedule(16) Maturity Balance ($) Weighted Average Rate (%) 4Q26 324 3.19 1Q27 327 3.32 2Q27 40 2.64 3Q27 41 2.39 4Q27+ 38 1.65 Total 770 3.10 DOLLARS IN MILLIONS 57.14 57.35 66.00 71.00 69.90 68.53 66.86 70.00 68.82 5.26 4.65 4.33 4.33 4.30 3.90 3.64 3.63 3.63 3.14 2.79 2.52 2.47 2.46 2.20 2.05 1.99 2.01 Cumulative Deposit Beta Average Quarterly Fed Funds Rate Cost of Total Deposit 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 Please see slide 31 for all footnote references included above. Deposit Pricing Mix Customer Deposits +(1)MM (16) Noninterest-bearing Deposits Non-index-based Interest-bearing Deposits Index-based Interest- bearing Deposits 10% 25% 65%

ORIGIN BANCORP, INC. _______ 2.49 2.26 2.06 2.02 2.03 3.20 2.90 2.66 2.64 2.68 2.46 2.20 2.05 1.99 2.01 Cost of Total Deposits & Borrowings Cost of Interest Bearing Deposits Cost of Total Deposits 3Q25 4Q25 1Q26 2Q26 3Q26 20 YIELDS AND COSTS Yield on Loans Held for Investment (%) Cost of Funds (%) • At 3Q26, Loans Held for Investment with fixed rates = 38%, with floating rates(15) = 54%, with variable rates(15) = 8%. • At 3Q26, SOFR-based = $3.06 billion, Prime-based = $1.81 billion. UNAUDITED 6.33 6.22 6.06 6.14 6.17 7.46 7.02 6.75 6.75 6.79 4.35 4.09 3.68 3.63 3.64 Yield on Loans Held for Investment Avg. Prime Rate 30 Day Avg. SOFR 3Q25 4Q25 1Q26 2Q26 3Q26

ORIGIN BANCORP, INC. _______ 83,704 86,694 87,244 92,200 95,140 66,021 68,493 70,593 73,959 76,8887,393 7,723 6,389 7,685 7,77610,290 10,478 10,262 10,556 10,476 3.65 3.73 3.71 3.92 3.94 Net Interest Income excl. Mtg Warehouse LOC & Invest. Secur. NII ($) Mtg. Warehouse LOC Interest Income ($) Investment Securities Net Interest Income ($) NIM (FTE) (%) 3Q25 4Q25 1Q26 2Q26 3Q26 21 DOLLARS IN THOUSANDS, UNAUDITED NET INTEREST INCOME AND NIM TRENDS 3.92 0.06 0.03 0.01 (0.06) (0.01) (0.01) 2Q26 Real E sta te Loans FHLB and Other B orro wings Non-m ktb le eqity se c. - o ther F I Savin gs, MM & IB Demand Deposits Commerci al a nd Industr ial Tim e Deposits 3Q26 3.25 3.50 3.75 4.00 4.25 24.64 29.52 21.01 8.58 2.041.54 2.480.77 2.18 3.65 4.51 5.26 5.33 4.65 3.90 Cumulative NIM-FTE Beta Average Quarterly Fed Funds Rate 4Q23 1Q24 2Q24 3Q24 1Q25 2Q25 3Q25 4Q25 3Q26 NIM Beta - 3Q26 (%) 2.48 2.48 4.99 NIM-FTE Changes - 3Q26 (%) NIM-FTE Changes - 3Q26 (%) 73,32372,989 1,362 1,537 568 432 (298) (3,267) 4Q 23 RE Lo an s C&I MW LO C Othe r FH LB & O the r Bor ro wing s Sav ing s & IB Tr an sa c. Acc ts. 1Q 24 40,000 60,000 80,000 • The yield on average interest earning assets increased 2- basis points while the rate on average interest bearing liabilities increased 3-basis points at 3Q26 compared to 2Q26, resulting in an 1-basis point decrease in net interest spread. • Net interest income increased $2.9 million during 3Q26 compared to 2Q26 and $11.4 million compared to 1Q25. • Our NIM-FTE increased 2-basis points during 3Q26 compared to 2Q26 and increased 29-basis points compared to 1Q25. Net Interest Income & NIM 3.94 Yield/Rate 3Q26 2Q26 1Q26 4Q25 3Q25 YoY Change NIM - FTE 3.94 3.92 3.71 3.73 3.65 29 bps Loans Held For Investment 6.17 6.14 6.06 6.22 6.33 (16) bps Securities 3.57 3.59 3.46 3.46 3.62 (5) bps Cost of Total Deposits 2.01 1.99 2.05 2.20 2.46 (45) bps Interest Earning Assets 5.76 5.74 5.56 5.76 5.89 (13) bps Interest Bearing Liabilities 2.70 2.67 2.67 2.96 3.22 (52) bps Yield/Rate Highlights (%) +29 bps

ORIGIN BANCORP, INC. _______ 100,783 103,730 103,601 107,592 112,962 Net Interest Income Noninterest Income 3Q25 4Q25 1Q26 2Q26 3Q26 13,825 13,102 16,843 14,538 15,298 6,598 5,931 9,597 6,883 7,335 4,965 5,043 4,951 5,334 5,324 2,262 2,128 2,295 2,321 2,639 Insurance Commission & Fee Income Service Charges & Fees Other Fee Income 3Q25 4Q25 1Q26 2Q26 3Q26 22 Major Components of Noninterest Income ($) Net Interest Income + Noninterest Income ($)(3) NET REVENUE DISTRIBUTION Components of Other Noninterest Income ($) 3Q26 2Q26 1Q26 4Q25 3Q25 Mortgage Banking Revenue 591 848 563 680 726 Swap Fee Income 402 32 54 58 1,387 Change in Fair Value of Equity Investments — — — — 6,972 (Loss) Gain on Sale of Securities (30) 1 — — — Argent Investment Income (17) 1,840 668 1,754 1,980 1,227 Limited Partnership Investment Loss (17) (781) (1,280) (3,271) (121) (677) Other 760 586 852 1,037 2,668 Total Components of Other Noninterest Income 2,782 855 (48) 3,634 12,303 Major Components of Noninterest Income 15,298 14,538 16,843 13,102 13,825 Total Noninterest Income 18,080 15,393 16,795 16,736 26,128 83.1% 84.1% Please see slide 31 for all footnote references included above. DOLLARS IN THOUSANDS, UNAUDITED 85.7%84.2%84.3%

NONINTEREST EXPENSE ANALYSIS

DOLLARS IN THOUSANDS, UNAUDITED

Major Components of Noninterest Expense ($)


51,652
3,184
3,526
7,079
37,863
50,891
3,243
3,672
6,961
37,015
52,368
2,937
4,050
6,984
38,397
54,487
3,174
3,738
7,201
40,374
54,737
3,040
3,854
7,322
40,521
3Q25
4Q25
1Q26
2Q26
3Q26
Salaries and Employee Benefits
Occupancy and Equipment, net
Data Processing
Office and Operations

Operating Leverage (%)


2.61
2.57
2.56
2.53
2.54
2.56
2.57
2.43
83.85
65.99
74.23
56.48
60.74
61.32
59.87
55.19
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26
3Q26
Noninterest Expense / Average Assets
Efficiency Ratio

Components of Other Noninterest Expense ($)

	3Q26	2Q26	1Q26	4Q25	3Q25
Professional Services	1,266	1,809	2,649	2,703	1,395
Intangible Asset Amortization	1,333	1,484	1,485	1,499	1,583
Electronic Banking	944	935	1,442	1,545	1,470
Advertising and Marketing	1,516	1,650	1,360	1,746	1,524
Regulatory Assessments	1,184	1,364	1,335	1,528	1,269
Loan-Related Expenses	740	1,045	895	787	979
Other Expenses	769	1,638	2,263	2,124	2,156
Total Components of Other Noninterest Expense	7,752	9,925	11,429	11,932	10,376
Major Components of Noninterest Expense	54,737	54,487	52,368	50,891	51,652
Total Noninterest Expense	62,489	64,412	63,797	62,823	62,028

ORIGIN BANCORP, INC.
23

ORIGIN BANCORP, INC. _______ 84.8 86.0 83.8 86.0 88.3 LHFI excl. Mortgage Warehouse LOC to Total Deposits LHFI to Total Deposits 3Q25 4Q25 1Q26 2Q26 3Q26 1,265 814 1,094 1,247 1,043 627 424 666 547 347 638 390 428 700 696 Cash and Cash Equivalents Liquid Securities 3Q25 4Q25 1Q26 2Q26 3Q26 Cash and Cash Equivalents + Liquid Securities ($) 24 LIQUIDITY Loan to Deposit Ratios (%) UNAUDITED Liquidity Sources 3Q26 Borrowed Funds as a Percent of Total Liabilities (%) DOLLARS IN MILLIONS DOLLARS IN THOUSANDS PERIOD END BALANCES PERIOD END BALANCES 1.20 0.42 0.33 1.71 0.36 Borrowed Funds as a Percent of Total Liabilities 3Q25 4Q25 1Q26 2Q26 3Q26 FHLB Borrowing Availability $ 2,449,082 Fed Discount Window 1,263,222 Unpledged AFS Securities 729,330 Fed Funds and Holding Company Lines of Credit 175,000 Total Additional Liquidity Sources a $ 4,616,634 Cash and Cash Equivalent b $ 347,082 Uninsured, Non-collateralized Deposits c $ 3,354,506 Coverage Ratio d = (a+b)/c 1.48x 90.5 92.3 89.8 92.8 93.3

CAPITAL

UNAUDITED

Tier 1 Capital to Average Assets (Leverage Ratio)[18] (%)



11.7
11.9
11.7
12.1
12.0
11.0
10.9
10.9
11.4
11.3
Well Capitalized 5.0%
3Q25
4Q25
1Q26
2Q26
3Q26
Company Level
Origin Bank Level

Common Equity Tier 1 Capital to Risk-Weighted Assets[18] (%)



13.6
13.5
13.6
13.4
13.7
12.9
12.6
12.8
12.8
13.1
Well Capitalized 6.5%
3Q25
4Q25
1Q26
2Q26
3Q26
Company Level
Origin Bank Level

Tier 1 Capital to Risk-Weighted Assets[18] (%)



13.8
13.7
13.8
13.6
13.8
12.9
12.6
12.8
12.8
13.1
Well Capitalized 8.0%
3Q25
4Q25
1Q26
2Q26
3Q26
Company Level
Origin Bank Level

Total Capital to Risk-Weighted Assets[18] (%)



15.9
14.9
15.0
14.7
15.1
14.2
13.8
14.0
14.0
14.2
Well Capitalized 10.0%
3Q25
4Q25
1Q26
2Q26
3Q26
Company Level
Origin Bank Level

Please see slide 31 for all footnote references included above.

Uses of Regulatory Capital ($)

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS



75,121
70,368
0.15
4,753
1Q25
9,185
0.15
4,382
4,769
2Q25(19)
14,327
0.15
9,510
4,782
3Q25(19)
79,855
73,196
0.15
1,914
4,745
4Q25
11,501
0.15
6,832
4,669
1Q26
17,984
0.25
10,113
7,871
2Q26
22,650
0.25
14,794
7,856
3Q26
Dividends Declared
Subdebt Redeemed(19)
Common Shares Repurchased
Dividends per Share

Share Repurchase Program

- **272,927 shares repurchased in 3Q26 at an average price per share of $54.21.**
- **655,461 shares repurchased YTD 2026 at an average price per share of $48.42.**
- **At September 30, 2026, $106.8 million remains available for share repurchases under the share repurchase program.**

25
ORIGIN BANCORP, INC.

ORIGIN BANCORP, INC. _______ QTD YTD 3Q26 2Q26 3Q26 $ Impact EPS Impact (20) $ Impact EPS Impact (20) $ Impact EPS Impact (20) Notable interest income items: Interest income on relationships impacted by questioned banker activity $ 131 $ — $ — $ — $ 131 $ — Notable provision expense items: Provision release on relationships related to or impacted by questioned banker activity 992 0.03 18 — 1,010 0.03 Notable noninterest income items: (Loss) gain on sales of securities, net (30) — 1 — (29) — Insurance recovery income related to questioned banker activity 157 — — — 595 0.02 Notable noninterest expense items: Operating benefit related to questioned banker activity(21) 1,204 0.03 325 0.01 987 0.03 Operating expense related to borrower fraud (347) (0.01) (458) (0.01) (1,278) (0.03) Total notable items $ 2,107 0.05 $ (114) — $ 1,416 0.04 26 DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED NOTABLE ITEMS Please see slide 31 for all footnote references included above.

ORIGIN BANCORP, INC. _______ 3Q26 2Q26 Calculation of PTPP earnings: Net income $ 37,778 $ 33,846 Provision for credit losses 2,606 65 Income tax expense 10,347 9,270 PTPP earnings (non-GAAP) $ 50,731 $ 43,181 Calculation of PTPP ROAA: PTPP earnings $ 50,731 $ 43,181 Divided by number of days in the quarter 92 91 Multiplied by the number of days in the year 365 365 PTPP earnings, annualized $ 201,270 $ 173,199 Divided by total average assets $ 10,193,891 $ 10,039,707 ROAA (annualized) (GAAP) 1.47% 1.35 % PTPP ROAA (annualized) (non-GAAP) 1.97 1.73 Calculation of tangible common equity to tangible assets: Total assets $ 10,105,114 $ 10,276,930 Goodwill (128,679) (128,679) Other intangible assets, net (29,059) (30,393) Tangible assets 9,947,376 10,117,858 Total common shareholders' equity $ 1,263,687 $ 1,281,057 Goodwill (128,679) (128,679) Other intangible assets, net (29,059) (30,393) Tangible common equity 1,105,949 1,121,985 Common equity to total assets 12.51% 12.47 % Tangible common equity to tangible assets (non-GAAP) 11.12 11.09 27 DOLLARS IN THOUSANDS, UNAUDITED RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ORIGIN BANCORP, INC. _______ 3Q26 2Q26 Calculation of ROATCE: Net income $ 37,778 $ 33,846 Divided by number of days in the quarter 92 91 Multiplied by the number of days in the year 365 365 Annualized net income $ 149,880 $ 135,756 Total average shareholders' equity $ 1,287,795 $ 1,275,384 Average goodwill (128,679) (128,679) Average other intangible assets, net (29,772) (31,142) Average tangible common equity 1,129,344 1,115,563 ROAE (annualized) (GAAP) 11.64% 10.64 % ROATCE (annualized) (non-GAAP) 13.27 12.17 28 DOLLARS IN THOUSANDS, UNAUDITED RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED

Calculation of tangible book value per common share:

	3Q26	2Q26	1Q26	4Q25	3Q25	2Q25	1Q25	4Q24
Total common shareholders' equity	$ 1,263,687	$ 1,281,057	$ 1,260,275	$ 1,246,685	$ 1,214,756	$ 1,205,769	$ 1,180,177	$ 1,145,245
Goodwill	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)
Other intangible assets, net	(29,059)	(30,393)	(31,877)	(33,362)	(34,861)	(36,444)	(38,212)	(37,473)
Tangible common equity	1,105,949	1,121,985	1,099,719	1,084,644	1,051,216	1,040,646	1,013,286	979,093
Divided by common shares outstanding at period end	30,602,833	30,850,397	30,879,462	30,952,428	30,967,768	31,224,718	31,244,006	31,197,574
Book value per common share (GAAP)	$ 41.29	$ 41.52	$ 40.81	$ 40.28	$ 39.23	$ 38.62	$ 37.77	$ 36.71
Tangible book value per common share (non-GAAP)	36.14	36.37	35.61	35.04	33.95	33.33	32.43	31.38

	3Q24	2Q24	1Q24	4Q23	3Q23	2Q23	1Q23	4Q22
Total common shareholders' equity	$ 1,145,673	$ 1,095,894	$ 1,078,853	$ 1,062,905	$ 998,945	$ 997,859	$ 992,587	$ 949,943
Goodwill	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)
Other intangible assets, net	(39,272)	(41,177)	(43,314)	(45,452)	(42,460)	(44,724)	(47,277)	(49,829)
Tangible common equity	977,722	926,038	906,860	888,774	827,806	824,456	816,631	771,435
Divided by common shares outstanding at period end	31,167,410	31,108,667	31,011,304	30,986,109	30,906,716	30,866,205	30,780,853	30,746,600
Book value per common share (GAAP)	$ 36.76	$ 35.23	$ 34.79	$ 34.30	$ 32.32	$ 32.33	$ 32.25	$ 30.90
Tangible book value per common share (non-GAAP)	31.37	29.77	29.24	28.68	26.78	26.71	26.53	25.09

ORIGIN BANCORP, INC.
29

ORIGIN BANCORP, INC. _______ AFS - Available for sale MSA - Metropolitan Statistical Area ALCL - Allowance for loan credit losses NII - Net interest income CAGR - Compound annual growth rate NIM - Net interest margin C&D - Construction/land/land development loans NIM - FTE - Net interest margin, fully tax equivalent C&I - Commercial & industrial loans NYSE - New York Stock Exchange CMO - Collateralized mortgage obligations OREO - Other real estate owned CORE DEPOSITS - Total deposits excluding time deposits greater than $250,000, brokered and Certificate of Deposit Account Registry Service deposits PTPP - Pre-tax, pre-provision PTPP ROAA - Pre-tax, pre-provision return on average assets CRE - Commercial real estate loans QTD - Quarter-to-date DFW - Dallas/Fort Worth QoQ - Quarter-over-quarter EPS - Earnings per share ROAA - Return on average assets FDIC - Federal Deposit Insurance Corporation ROAE - Return on average equity FHLB - Federal Home Loan Bank ROATCE - Return on average tangible common equity GAAP - Generally accepted accounting principles Savings, MM and IB Demand Deposits - Savings, Money Market and Interest-Bearing Demand Deposits HTM - Held to maturity SOFR - Secured Overnight Financing Rate LOC - Letters of credit TXSE - Texas Stock Exchange LHFI - Loans held for investment YoY - Year over year MBS - Mortgage-backed securities YTD - Year-to-date GLOSSARY OF TERMS 30

ORIGIN BANCORP, INC. _______ 31 PRESENTATION NOTES (1) Excludes Treasury/wholesale deposits of $3.4 million at September 30, 2026. (2) Excludes mortgage warehouse lines of credit. (3) Excludes notable items. (4) Data obtained from Office of the Texas Governor (gov.texas.gov), Bureau of Labor Statistics (bls.gov), Baldwin County Economic Development Council (baldwineda.com), Made in Alabama (madeinalabama.com), Birmingham Business Alliance (birminghambusinessalliance.com), United States Census Bureau (census.gov), Federal Reserve Bank of St. Louis (fred.stlouisfed.org). (5) As used in this presentation, PTPP earnings, PTPP ROAA, ROATCE, tangible book value per common share, and tangible common equity to tangible assets are either non-GAAP financial measures or use a non-GAAP contributor in the formula. For a reconciliation of these alternative financial measures to their comparable GAAP measures, see slides 27-29 of this presentation. (6) Core deposits are total deposits excluding time deposits greater than $250,000, brokered and Certificate of Deposit Account Registry Service deposits. (7) Origin Bancorp, Inc. and KBW Nasdaq Bank cumulative total shareholder return assumes $100 invested on December 31, 1996, and any dividends are reinvested. Data for Origin Bancorp, Inc. cumulative total shareholder return prior to May 9, 2018, is based upon private stock transactions and is not reflective of open market trades. (8) Data obtained from The United States Census Bureau (census.gov). Count is as of most recent practicable date. (9) Excludes Paycheck Protection Program (“PPP”) loans for 2020 and 2021. (10) Excludes Treasury/wholesale deposits for all periods presented. Periods at or prior to December 31, 2023, were adjusted to include mortgage warehouse deposits in our DFW market. (11) The DFW and Houston markets have been adjusted to include $108.0 million of deposits in total that were sold on December 31, 2024, and immediately repurchased on January 2, 2025. The DFW and Houston markets have been adjusted to include $61.5 million of deposits in total that were sold on December 31, 2025, and immediately repurchased on January 2, 2026. (12) Does not include loans held for sale. (13) The ALCL to total LHFI, excl. mortgage warehouse lines of credit, is calculated by excluding the ALCL for mortgage warehouse lines of credit from the total LHFI ALCL in the numerator and excluding the mortgage warehouse lines of credit from the LHFI in the denominator. Due to their low-risk profile, mortgage warehouse lines of credit require a disproportionately low allocation of the ALCL. (14) The accumulated other comprehensive loss primarily represents the unrealized loss, net of tax benefit, of available for sale securities and is a component of equity. (15) Floating rate loans typically reprice monthly, while variable rate loans reprice based upon the terms defined within the adjustable rate loan agreement specific to their loan contract. (16) Projection is based upon September 30, 2026, time deposit balances. (17) Argent investment income and limited partnership investment loss are components of equity method investment (loss) income on the face of the income statement. (18) September 30, 2026, capital ratios are estimated. (19) Subdebt redeemed includes the amortization of the original issue discount (“OID”) and fair value mark. $34,000 and $35,000 of the subdebt original issue discount and fair value mark amortization is included in the quarters ended 2Q25 and 3Q25, respectively. (20) The diluted EPS impact is calculated using a 21% effective tax rate. The total of the diluted EPS impact of each individual line item may not equal the calculated diluted EPS impact on the total notable items due to rounding. (21) The $1.2 million and $325,000 operating net benefit related to questioned banker activity for the quarters ended September 30, 2026 and June 30, 2026, include $2.2 million and $389,000 release of litigation reserve, respectively. The $987,000 operating expense related to questioned banker activity for the nine months ended September 30, 2026, includes a $2.6 million release of litigation reserve.